UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 2, 2011
Date of Report (Date of earliest event reported)
COLLECTIVE BRANDS, INC.
(Exact Name of Registrant as Specified in its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-14770 (Commission File Number)	43-1813160 (IRS Employer Identification No.)
3231 Southeast Sixth Avenue
Topeka, Kansas 66607-2207
(Address of Principal Executive Office) (Zip Code)
(785) 233-5171
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
Based upon input from stockholders, the Board of Directors modified the Board Charter (the “Charter”) to include a majority voting provision which requires any director who does not receive a majority of the votes in an uncontested election to tender their resignation to the Board. The foregoing description of the amendment to the Charter does not purport to be complete and is qualified in its entirety by reference to the Charter which is posted on the Company’s website at www.collectivebrands.com under Investors then Management/Governance and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE BRANDS, INC.
Date: June 2, 2011	By:	/s/ Douglas G. Boessen
Douglas G. Boessen
Division Senior Vice President, Chief Financial Officer and Treasurer